Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
2. SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (GAAP) requires management to make estimates and assumptions that affect reported amounts in the consolidated financial statements and accompanying notes. Actual amounts could differ from those estimates, and changes would most likely be reported in future periods. Management believes the estimates and assumptions used are reasonable.

Industry Regulation
Our principal business is the distribution of natural gas, which is regulated by the OPUC and WUTC. We also have natural gas storage services, which are regulated by the FERC, and to a certain extent by the OPUC and WUTC. Accounting records and practices of our regulated businesses conform to the requirements and uniform system of accounts prescribed by these regulatory authorities in accordance with U.S. GAAP. Our businesses regulated by the OPUC, WUTC, and FERC earn a reasonable return on invested capital from approved cost-based rates.

In applying regulatory accounting principles, we capitalize or defer certain costs and revenues as regulatory assets and liabilities pursuant to orders of the OPUC or WUTC, which provide for the recovery of revenues or expenses from, or refunds to, utility customers in future periods, including a return or a carrying charge in certain cases.

At December 31, the amounts deferred as regulatory assets and liabilities were as follows:

	Regulatory Assets
In thousands	2017	2016
Current:
Unrealized loss on derivatives(1)	$18,712	$1,315
Gas costs	154	6,830
Environmental costs(2)	6,198	9,989
Decoupling(3)	11,227	13,067
Income taxes	2,218	4,378
Other(4)	7,272	6,783
Total current	$45,781	$42,362
Non-current:
Unrealized loss on derivatives(1)	$4,649	$913
Pension balancing(5)	60,383	50,863
Income taxes	19,991	38,670
Pension and other postretirement benefit liabilities	179,824	183,035
Environmental costs(2)	72,128	63,970
Gas costs	84	89
Decoupling(3)	3,970	5,860
Other(4)	15,579	14,130
Total non-current	$356,608	$357,530

	Regulatory Liabilities
In thousands	2017	2016
Current:
Gas costs	$14,886	$8,054
Unrealized gain on derivatives(1)	1,674	16,624
Decoupling(3)	322	—
Other(4)	17,131	15,612
Total current	$34,013	$40,290
Non-current:
Gas costs	$4,630	$1,021
Unrealized gain on derivatives(1)	1,306	3,265
Decoupling(3)	957	—
Income taxes	213,306	—
Accrued asset removal costs(6)	360,929	341,107
Other(4)	4,965	3,926
Total non-current	$586,093	$349,319

(1)
Unrealized gains or losses on derivatives are non-cash items and, therefore, do not earn a rate of return or a carrying charge. These amounts are recoverable through utility rates as part of the annual Purchased Gas Adjustment (PGA) mechanism when realized at settlement.

(2)	Refer to footnote (3) per the Deferred Regulatory Asset table in Note 15 for a description of environmental costs.

(3)	This deferral represents the margin adjustment resulting from differences between actual and expected volumes.

(4)	These balances primarily consist of deferrals and amortizations under approved regulatory mechanisms. The accounts being amortized typically earn a rate of return or carrying charge.

(5)	Refer to footnote (1) of the Net Periodic Benefit Cost table per Note 8 for information regarding the deferral of pension expenses.

(6)	Estimated costs of removal on certain regulated properties are collected through rates. See "Accounting Policies—Plant, Property, and Accrued Asset Removal Costs" below.

The amortization period for our regulatory assets and liabilities ranges from less than one year to an indeterminable period. Our regulatory deferrals for gas costs payable are generally amortized over 12 months beginning each November 1 following the gas contract year during which the deferred gas costs are recorded. Similarly, most of our other regulatory deferred accounts are amortized over 12 months. However, certain regulatory account balances, such as income taxes, environmental costs, pension liabilities, and accrued asset removal costs, are large and tend to be amortized over longer periods once we have agreed upon an amortization period with the respective regulatory agency.

We believe all costs incurred and deferred at December 31, 2017 are prudent. We annually review all regulatory assets and liabilities for recoverability and more often if circumstances warrant. If we should determine that all or a portion of these regulatory assets or liabilities no longer meet the criteria for continued application of regulatory accounting, we would be required to write-off the net unrecoverable balances in the period such determination is made.

Environmental Regulatory Accounting
See Note 15 for information about our SRRM and OPUC orders regarding implementation.

New Accounting Standards
We consider the applicability and impact of all accounting standards updates (ASUs) issued by the Financial Accounting Standards Board (FASB). Accounting standards updates not listed below were assessed and determined to be either not applicable or are expected to have minimal impact on our consolidated financial position or results of operations.

Recently Issued Accounting Pronouncements
DERIVATIVES AND HEDGING. On August 28, 2017, the FASB issued ASU 2017-12, "Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities." The purpose of the amendment is to more closely align hedge accounting with companies’ risk management strategies. The ASU amends the accounting for risk component hedging, the hedged item in fair value hedges of interest rate risk, and amounts excluded from the assessment of hedge effectiveness. The guidance also amends the recognition and presentation of the effect of hedging instruments and includes other simplifications of hedge accounting. The amendments in this update are effective for us beginning January 1, 2019. Early adoption is permitted. The amended presentation and disclosure guidance is required prospectively. We are currently assessing the effect of this standard on our financial statements and disclosures.

STOCK COMPENSATION. On May 10, 2017, the FASB issued ASU 2017-09, "Stock Compensation - Scope of Modification Accounting." The purpose of the amendment is to provide clarity, reduce diversity in practice and reduce the cost and complexity when applying the guidance in ASC 718, related to a change to the terms or conditions of a share-based payment award. The ASU amends the scope of modification accounting for share-based payment arrangements and provides guidance on the types of changes to the terms or conditions of share-based payment awards to which an entity would be required to apply modification accounting under ASC 718. Specifically, an entity would not apply modification accounting if the fair value, vesting conditions, and classification of the awards are the same immediately before and after the modification. The amendments in this update are effective for us beginning January 1, 2018. The amendments in this update should be applied prospectively to an award modified on or after the adoption date. We do not expect this standard to materially affect our financial statements and disclosures.

RETIREMENT BENEFITS. On March 10, 2017, the FASB issued ASU 2017-07, "Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post Retirement Benefit Cost." The ASU requires entities to disaggregate current service cost from the other components of net periodic benefit cost and present it with other current compensation costs for related employees in the income statement and to present the other components elsewhere in the income statement and outside of income from operations if that subtotal is presented. Only the service cost component of the net periodic benefit cost is eligible for capitalization. The amendments in this update are effective for us beginning January 1, 2018. Upon adoption, the ASU requires that changes to the income statement presentation of net periodic benefit cost be applied retrospectively, while changes to amounts capitalized must be applied prospectively. On December 28, 2017, the FERC issued Docket AI18-1-000 stating that it will allow entities to change their capitalization policy for regulatory accounting and reporting purposes to be consistent with the new US GAAP requirements. This change will be allowed as a one-time policy election upon adoption of the guidance. We have elected to adopt the new ASU for FERC regulatory accounting and reporting purposes. We anticipate that this adoption will reduce amounts capitalized to plant. However, this reduction will be largely offset by deferrals to our pension regulatory balancing mechanism, and therefore, we do not expect this standard to materially affect our financial position.

STATEMENT OF CASH FLOWS. On August 26, 2016, the FASB issued ASU 2016-15, "Classification of Certain Cash Receipts and Cash Payments." The ASU adds guidance pertaining to the classification of certain cash receipts and payments on the statement of cash flows. The purpose of the amendment is to clarify issues that have been creating diversity in practice, including the classification of proceeds from the settlement of insurance claims and proceeds from the settlement of corporate-owned life insurance policies. The amendments in this standard are effective for us beginning January 1, 2018. We do not expect this standard to materially affect our financial statements and disclosures.

LEASES. On February 25, 2016, the FASB issued ASU 2016-02, "Leases," which revises the existing lease accounting guidance. Pursuant to the new standard, lessees will be required to recognize all leases, including operating leases that are greater than 12 months at lease commencement, on the balance sheet and record corresponding right-of-use assets and lease liabilities. Lessor accounting will remain substantially the same under the new standard. Quantitative and qualitative disclosures are also required for users of the financial statements to have a clear understanding of the nature of our leasing activities. The standard is effective for us beginning January 1, 2019. The new standard must be adopted using a modified retrospective transition and provides for certain practical expedients. On November 29, 2017, the FASB proposed an additional practical expedient that would allow entities to apply the transition requirements on the effective date of the standard.

On January 25, 2018, the FASB issued ASU 2018-01, "Land Easement Practical Expedient for Transition to Topic 842", to address the costs and complexity of applying the transition provisions of the new lease standard to land easements. This ASU provides an optional practical expedient to not evaluate existing or expired land easements that were not previously accounted for as leases under the current lease guidance.

We are evaluating additional amendments reached by the FASB, and we are currently assessing our lease population and material contracts to determine the effect of this standard on our financial statements and disclosures. Refer to Note 14 for our current lease commitments.
FINANCIAL INSTRUMENTS. On January 5, 2016, the FASB issued ASU 2016-01, "Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities." The ASU enhances the reporting model for financial instruments, which includes amendments to address aspects of recognition, measurement, presentation, and disclosure. The new standard is effective for us beginning January 1, 2018. Any impacts as a result of the implementation of this ASU will be made through a cumulative-effect adjustment to the consolidated balance sheet in the first quarter of 2018. We do not expect this standard to have a material impact to our financial statements and disclosures.

REVENUE RECOGNITION. On May 28, 2014, the FASB issued ASU 2014-09 "Revenue From Contracts with Customers." Subsequently, the FASB issued additional, clarifying amendments to address issues and questions regarding implementation of the new revenue recognition standard. The underlying principle of the guidance requires entities to recognize revenue depicting the transfer of goods or services to customers at amounts the entity is expected to be entitled to in exchange for those goods or services. The ASU also prescribes a five-step approach to revenue recognition: (1) identify the contract(s) with the customer; (2) identify the separate performance obligations in the contract(s); (3) determine the transaction price; (4) allocate the transaction price to separate performance obligations; and (5) recognize revenue when, or as, each performance obligation is satisfied. The guidance also requires additional disclosures, both qualitative and quantitative, regarding the nature, amount, timing and uncertainty of revenue and cash flows. The new requirements prescribe either a full retrospective or modified retrospective adoption method. The new standard is effective for us beginning January 1, 2018, and we have elected to adopt the standard using the modified retrospective approach. We are in the process of updating our accounting policies, processes, systems, and internal controls as a result of implementing the new standard. We have analyzed our revenue streams, material contracts with customers, and the expanded disclosure requirements under the new standard and determined that the standard will not have a material impact on our financial position, net income, or cash flows.

Accounting Policies
Plant, Property, and Accrued Asset Removal Costs
Plant and property are stated at cost, including capitalized labor, materials, and overhead. In accordance with regulatory accounting standards, the cost of acquiring and constructing long-lived plant and property generally includes an allowance for funds used during construction (AFUDC) or capitalized interest. AFUDC represents the regulatory financing cost incurred when debt and equity funds are used for construction (see “AFUDC” below). When constructed assets are subject to market-based rates rather than cost-based rates, the financing costs incurred during construction are included in capitalized interest in accordance with U.S. GAAP, not as regulatory financing costs under AFUDC.

In accordance with long-standing regulatory treatment, our depreciation rates consist of three components: one based on the average service life of the asset, a second based on the estimated salvage value of the asset, and a third based on the asset’s estimated cost of removal. We collect, through rates, the estimated cost of removal on certain regulated properties through depreciation expense, with a corresponding offset to accumulated depreciation. These removal costs are non-legal obligations as defined by regulatory accounting guidance. Therefore, we have included these costs as non-current regulatory liabilities rather than as accumulated depreciation on our consolidated balance sheets. In the rate setting process, the liability for removal costs is treated as a reduction to the net rate base on which the regulated utility has the opportunity to earn its allowed rate of return.

The costs of utility plant retired or otherwise disposed of are removed from utility plant and charged to accumulated depreciation for recovery or refund through future rates. Gains from the sale of regulated assets are generally deferred and refunded to customers. For non-utility assets, we record a gain or loss upon the disposal of the property, and the gain or loss is recorded in operating income or loss in the consolidated statements of comprehensive income.

Our provision for depreciation of utility property, plant, and equipment is recorded under the group method on a straight-line basis with rates computed in accordance with depreciation studies approved by regulatory authorities. The weighted-average depreciation rate for utility assets in service was approximately 2.8% for 2017, 2016, and 2015, reflecting the approximate weighted-average economic life of the property. This includes 2017 weighted-average depreciation rates for the following asset categories: 2.7% for transmission and distribution plant, 2.3% for gas storage facilities, 4.4% for general plant, and 2.7% for intangible and other fixed assets.

AFUDC. Certain additions to utility plant include AFUDC, which represents the net cost of debt and equity funds used during construction. AFUDC is calculated using actual interest rates for debt and authorized rates for ROE, if applicable. If short-term debt balances are less than the total balance of construction work in progress, then a composite AFUDC rate is used to represent interest on all debt funds, shown as a reduction to interest charges, and on ROE funds, shown as other income. While cash is not immediately recognized from recording AFUDC, it is realized in future years through rate recovery resulting from the higher utility cost of service. Our composite AFUDC rate was 5.5% in 2017, 0.7% in 2016, and 0.4% in 2015.

IMPAIRMENT OF LONG-LIVED ASSETS. We review the carrying value of long-lived assets whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable. Factors that would necessitate an impairment assessment of long-lived assets include a significant adverse change in the extent or manner in which the asset is used, a significant adverse change in legal factors or business climate that could affect the value of the asset, or a significant decline in the observable market value or expected future cash flows of the asset, among others.

When such factors are present, we assess the recoverability by determining whether the carrying value of the asset will be recovered through expected future cash flows. An asset is determined to be impaired when the carrying value of the asset exceeds the expected undiscounted future cash flows from the use and eventual disposition of the asset. If an impairment is indicated, we record an impairment loss for the difference between the carrying value and the fair value of the long-lived assets. Fair value is estimated using appropriate valuation methodologies, which may include an estimate of discounted cash flows.
In the fourth quarter of 2017, we recognized a non-cash pre-tax impairment of long-lived assets at the Gill Ranch Facility of $192.5 million, which was originally included in our gas storage segment and is now included in discontinued operations. We determined circumstances existed that indicated the carrying value of the assets may not be recoverable. Those circumstances included the completion of a comprehensive strategic review process that evaluated various alternatives including a potential sale, as well as contracting for available storage at lower than anticipated values for the coming storage year. Given these considerations, management was required to re-evaluate the estimated cash flows from our interests in the Gill Ranch Facility, and has determined that those estimated cash flows are no longer sufficient to cover the carrying value of the assets.
We used the income approach to estimate fair value, using the estimated future net cash flows. We also compared the results of the income approach to our own recent sale experience and recent market comparable transactions in order to estimate fair value.

Cash and Cash Equivalents
For purposes of reporting cash flows, cash and cash equivalents include cash on hand plus highly liquid investment accounts with original maturity dates of three months or less. At December 31, 2017 and 2016, outstanding checks of approximately $4.6 million and $2.9 million, respectively, were included in accounts payable.
Revenue Recognition and Accrued Unbilled Revenue
Utility revenues, derived primarily from the sale and transportation of natural gas, are recognized upon delivery of the gas commodity or service to customers. Revenues include accruals for gas delivered but not yet billed to customers based on estimates of deliveries from meter reading dates to month end (accrued unbilled revenue). Accrued unbilled revenue is dependent upon a number of factors that require management’s judgment, including total gas receipts and deliveries, customer use by billing cycle, and weather factors. Accrued unbilled revenue is reversed the following month when actual billings occur. Our accrued unbilled revenue at December 31, 2017 and 2016 was $62.4 million and $64.9 million, respectively.

Non-utility revenues are derived primarily from the non-utility portion of our Mist gas storage facility including asset management activities and other non-utility investments and business activities. At our Mist underground storage facility, revenues are primarily firm service revenues in the form of fixed monthly reservation charges. In addition, we also have asset management service revenue from an independent energy marketing company that optimizes commodity, storage, and pipeline capacity release transactions. Under this agreement, guaranteed asset management revenue is recognized using a straight-line, pro-rata methodology over the term of each contract. Revenues earned above the guaranteed amount are recognized as they are earned.

Revenue Taxes
Revenue-based taxes are primarily franchise taxes, which are collected from customers and remitted to taxing authorities. Revenue taxes are included in operating revenues in the statement of comprehensive income or loss. Revenue taxes were $19.1 million, $17.1 million, and $18.0 million for 2017, 2016, and 2015, respectively.

Accounts Receivable and Allowance for Uncollectible Accounts
Accounts receivable consist primarily of amounts due for natural gas sales and transportation services to utility customers, plus amounts due for gas storage services. We establish an allowance for uncollectible accounts (allowance) for trade receivables, including accrued unbilled revenue, based on the aging of receivables, collection experience of past due account balances including payment plans, and historical trends of write-offs as a percent of revenues. A specific allowance is established and recorded for large individual customer receivables when amounts are identified as unlikely to be partially or fully recovered. Inactive accounts are written-off against the allowance after they are 120 days past due or when deemed uncollectible. Differences between our estimated allowance and actual write-offs will occur based on a number of factors, including changes in economic conditions, customer creditworthiness, and natural gas prices. The allowance for uncollectible accounts is adjusted quarterly, as necessary, based on information currently available.

Inventories
Utility gas inventories, which consist of natural gas in storage for the utility, are stated at the lower of average cost or net realizable value. The regulatory treatment of utility gas inventories provides for cost recovery in customer rates. Utility gas inventories injected into storage are priced in inventory based on actual purchase costs. Utility gas inventories withdrawn from storage are charged to cost of gas during the current period they are withdrawn at the weighted-average inventory cost.

Gas storage inventories, which primarily represent inventories at the Gill Ranch Facility and are included in Discontinued operations - current assets on the Consolidated Balance Sheets, mainly consist of natural gas received as fuel-in-kind from storage customers. Gas storage inventories are valued at the lower of average cost or net realizable value. Cushion gas is not included in our inventory balances, is recorded at original cost, and is classified as a long-term plant asset.

Materials and supplies inventories consist of both utility and non-utility inventories and are stated at the lower of average cost or net realizable value.

Our utility and gas storage inventories totaled $36.7 million and $42.7 million at December 31, 2017 and 2016, respectively. At December 31, 2017 and 2016, our materials and supplies inventories totaled $10.9 million and $11.0 million, respectively.

Gas Reserves
Gas reserves are payments to acquire and produce natural gas reserves. Gas reserves are stated at cost, adjusted for regulatory amortization, with the associated deferred tax benefits recorded as liabilities on the balance sheet. The current portion is calculated based on expected gas deliveries within the next fiscal year. We recognize regulatory amortization of this asset on a volumetric basis calculated using the estimated gas reserves and the estimated therms extracted and sold each month. The amortization of gas reserves is recorded to cost of gas along with gas production revenues and production costs. See Note 11.

Derivatives
Derivatives are measured at fair value and recognized as either assets or liabilities on the balance sheet. Changes in the fair value of the derivatives are recognized currently in earnings unless specific regulatory or hedge accounting criteria are met. Accounting for derivatives and hedges provides an exception for contracts intended for normal purchases and normal sales for which physical delivery is probable. In addition, certain derivative contracts are approved by regulatory authorities for recovery or refund through customer rates. Accordingly, the changes in fair value of these approved contracts are deferred as regulatory assets or liabilities pursuant to regulatory accounting principles. Our financial derivatives generally qualify for deferral under regulatory accounting. Our index-priced physical derivative contracts also qualify for regulatory deferral accounting treatment.

Derivative contracts entered into for utility requirements after the annual PGA rate has been set and maturing during the PGA year are subject to the PGA incentive sharing mechanism. In Oregon we participate in a PGA sharing mechanism under which we are required to select either an 80% or 90% deferral of higher or lower gas costs such that the impact on current earnings from the gas cost sharing is either 20% or 10% of gas cost differences compared to PGA prices, respectively. For the PGA years in Oregon beginning November 1, 2017, 2016, and 2015, we selected the 90%, 90%, and 80% deferral of gas cost differences, respectively. In Washington, 100% of the differences between the PGA prices and actual gas costs are deferred. See Note 13.

Our financial derivatives policy sets forth the guidelines for using selected derivative products to support prudent risk management strategies within designated parameters. Our objective for using derivatives is to decrease the volatility of gas prices, earnings, and cash flows without speculative risk. The use of derivatives is permitted only after the risk exposures have been identified, are determined not to exceed acceptable tolerance levels, and are determined necessary to support normal business activities. We do not enter into derivative instruments for trading purposes.

Fair Value
In accordance with fair value accounting, we use the following fair value hierarchy for determining inputs for our debt, pension plan assets, and our derivative fair value measurements:

•	Level 1: Valuation is based on quoted prices for identical instruments traded in active markets;

•
Level 2: Valuation is based on quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market; and

•
Level 3: Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect our own estimates of assumptions market participants would use in valuing the asset or liability.

When developing fair value measurements, it is our policy to use quoted market prices whenever available or to maximize the use of observable inputs and minimize the use of unobservable inputs when quoted market prices are not available. Fair values are primarily developed using industry-standard models that consider various inputs including: (a) quoted future prices for commodities; (b) forward currency prices; (c) time value; (d) volatility factors; (e) current market and contractual prices for underlying instruments; (f) market interest rates and yield curves; (g) credit spreads; and (h) other relevant economic measures. The Company considers liquid points for its natural gas hedging to be those points for which there are regularly published prices in a nationally recognized publication or where the instruments are traded on an exchange.

Income Taxes
We account for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the enactment date period unless a regulatory Order specifies deferral of the effect of the change in tax rates over a longer period of time.

Deferred income tax assets and liabilities are also recognized for temporary differences where the deferred income tax benefits or expenses have previously been flowed through in the ratemaking process of the regulated utility. Regulatory tax assets and liabilities are recorded on these deferred tax assets and liabilities to the extent we believe they will be recoverable from or refunded to customers in future rates.
Deferred investment tax credits on utility plant additions, which reduce income taxes payable, are deferred for financial statement purposes and amortized over the life of the related plant.
We recognize interest and penalties related to unrecognized tax benefits, if any, within income tax expense and accrued interest and penalties within the related tax liability line in the consolidated balance sheets. No accrued interest or penalties for uncertain tax benefits have been recorded. See Note 9.
Environmental Contingencies
Loss contingencies are recorded as liabilities when it is probable a liability has been incurred and the amount of the loss is reasonably estimable in accordance with accounting standards for contingencies. Estimating probable losses requires an analysis of uncertainties that often depend upon judgments about potential actions by third parties. Accruals for loss contingencies are recorded based on an analysis of potential results.

With respect to environmental liabilities and related costs, we develop estimates based on a review of information available from numerous sources, including completed studies and site specific negotiations. It is our policy to accrue the full amount of such liability when information is sufficient to reasonably estimate the amount of probable liability. When information is not available to reasonably estimate the probable liability, or when only the range of probable liabilities can be estimated and no amount within the range is more likely than another, it is our policy to accrue at the low end of the range. Accordingly, due to numerous uncertainties surrounding the course of environmental remediation and the preliminary nature of several site investigations, in some cases, we may not be able to reasonably estimate the high end of the range of possible loss. In those cases, we have disclosed the nature of the potential loss and the fact that the high end of the range cannot be reasonably estimated. See Note 15.

Subsequent Events
We monitor significant events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued. We do not have any subsequent events to report.